SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 18, 2012

Franklin Wireless Corp.

(Exact name of registrant as specified in its charter)

California	001-14891	95-3733534
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6205 Lusk Blvd.

San Diego, California 92121

(Address of principal executive offices)

Registrant's telephone number, including area code:

(805) 623-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.	Changes in Registrant's Certifying Accountant.

(a)   On December 18, 2012, the Board of Directors of Franklin Wireless Corp. (the “Company”) dismissed BDO USA, LLP (“BDO”) as its auditors.

BDO’s audit reports on the Company’s financial statements for the fiscal years ended June 30, 2011 and 2012 and the consolidated financial statements for the fiscal years ended June 30, 2011 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal-year period ended June 30, 2012 and for the subsequent interim period through September 30, 2012, there was one disagreement between the Company and BDO regarding a matter of accounting principle, which related to the accounting for settlement of certain litigation through the repurchase of shares from the claimant at a premium to the market price. This matter was resolved to the satisfaction of BDO and the Company. Members of the Board of Directors of the Company discussed the subject matter of this disagreement with BDO and the Company has authorized BDO to respond fully to the inquiries of the successor accountant concerning the subject matter of the disagreement.

During the Company’s fiscal years ended June 30, 2011 and 2012, and through September 30, 2012, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company furnished BDO with a copy of the above disclosure, and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of BDO’s letter, dated December 21, 2012 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)   On December 18, 2012, the Board of Directors of the Company approved the appointment of Haskell & White LLP (“H&W”) as the Company’s independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ended June 30, 2013.

During the Company’s past two fiscal years, and through December 18, 2012, the date on which H&W’s appointment was approved, neither the Company, nor any person on its behalf, has consulted with H&W with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).  Further, no written report or oral advice was provided by H&W to the Company that it concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting of an issue.

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Item 9.01.	Financial Statements and Exhibits.

Exhibit

16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission dated December 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN WIRELESS CORP.

Date: December 26, 2012	By:	/s/ OC Kim
OC Kim
President